UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                                  FORM 8-K



                               CURRENT REPORT



   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): August 21, 2006


                        DELTA AND PINE LAND COMPANY

           (Exact name of registrant as specified in its charter)


         DELAWARE                   000-21788                 62-1040440

      (State or other       (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                    Identification No.)
     incorporation)

                  One Cotton Row, Scott, Mississippi 38772


            (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (662) 742-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             TABLE OF CONTENTS

        Item 1.01. Entry into a Material Definitive Agreement.
        Item 9.01. Exhibits.
SIGNATURES

EXHIBIT  DESCRIPTION
-------  -------------------------------------------
10.1     Amended and Restated Employment
         Agreement, dated August 25, 2006, by and between the Company and W.T. Jagodinski
10.2     Severance Protection Agreement, dated
         August 23, 2006, by and between the
         Company and Kenneth M. Avery
10.3     Severance Protection Agreement, dated
         August 24, 2006, by and between the
         Company and R.D. Greene
10.4     Severance Protection Agreement, dated
         August 21, 2006, by and between the
         Company and Charles R. Dismuke, Jr.
10.5     Severance Protection Agreement, dated
         August 24, 2006, by and between the
         Company and William V. Hugie
10.6     Form of Severance Protection Agreement, dated
         August 24, 2006, by and between the
         Company and James H. Willeke, and as
         entered into by and between the Company
         and certain other executives


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 18, 2006, Delta and Pine Land Company (the "Company") filed a Form 8-K describing employment and severance protection agreements (the "Agreements") offered to certain of the Company's executive officers. The Agreements have now been entered into and the prior description is repeated below, along with the date of execution.

     On August 25, 2006, the Company entered into an amended and restated employment agreement with W.T. Jagodinski, the Company's President and Chief Executive Officer (the "Amended Employment Agreement"). The Amended Employment Agreement amended and restated the employment agreement between the Company and Mr. Jagodinski dated September 1, 1997, as modified by a letter agreement dated January 14, 1998 (the "Prior Employment Agreement").

     The term of the Amended Employment Agreement, which is the same as that of the Prior Employment Agreement, is for a two year period that renews each day unless either party gives prior written notice of the intention to terminate the automatic extensions. Except as the result of a Change in Control or in anticipation of a Change in Control (as such terms are defined in the Amended Employment Agreement), either party can terminate the Amended Employment Agreement upon three months notice (the Company may also terminate the Amended Employment Agreement upon thirty days notice if Mr. Jagodinski is unable to perform his duties due to illness or incapacity for a continuous period of six months or for a total of eight months or more during any twelve month period).

     The Prior Employment Agreement provided for an annual base salary of $150,000, as may be increased by the Board of Directors of the Company and which may not be decreased, and eligibility to receive a bonus consistent with standard practices of the Company in paying bonuses to other executive officers. Under the Amended Employment Agreement, Mr. Jagodinski is subject to the same compensation provisions except that his base salary is listed at $400,000, which is the level to which the Board of Directors had previously increased his base salary. Mr. Jagodinski will also have the same entitlement to health and welfare, retirement and fringe benefits under the Amended Employment Agreement as provided in the Prior Employment Agreement, including use of a Company-provided vehicle.

     Pursuant to the Prior Employment Agreement, following a Change in Control or in Anticipation of a Change in Control, if Mr. Jagodinski terminated employment for any reason or if the Company terminated Mr. Jagodinski other than for cause or disability (as such terms are defined in the Prior Employment Agreement), he would be entitled to receive (1) an amount equal to the largest base salary and bonus paid over the previous five calendar years, (2) twelve monthly payments equal, in the aggregate, to one half of his largest base salary and bonus paid over the previous five calendar years, (3) an amount equal to twenty percent of his largest base salary and bonus paid over the previous five calendar years for purposes of obtaining outplacement services, (4) continuation of health and welfare benefits, at the Company's cost (in addition to the right to COBRA coverage) for twenty-four months following the date of the termination, (5) continued use of a Company-provided cellular phone, secretarial assistance, voice mailbox, mail drop service and vehicle for twenty-four months following the date of the termination, (6) continued coverage under directors and officers liability insurance policy for at least thirty-six months and (7) the right to a cash payment in lieu of receiving shares of Company stock for exercisable options that Mr. Jagodinski elects to surrender.

     Pursuant to the Amended Employment Agreement, if Mr. Jagodinski is employed by the Company at the time of a Change in Control or has been terminated by the Company in Anticipation of a Change in Control, then upon a Change in Control, Mr. Jagodinski will be entitled to receive (1) an amount equal to earned but unpaid base salary plus a pro rata portion of his highest bonus earned in any of the five prior fiscal years, (2) an amount equal to three times base salary (determined at the time of the Change in Control) plus his highest bonus earned in any of the five prior fiscal years, (3) an amount equal to twenty percent of the sum of base salary (determined at the time of the Change in Control) plus his highest bonus earned in any of the five prior fiscal years for purposes of obtaining accounting services, (4) the value of the excess of Mr. Jagodinski's benefit under the Company Retirement Plan if he were to be credited with an additional three years of service and his actual benefit at the time of the Change in Control, (5) continuation of health and welfare benefits at the Company's cost (in addition to the right to COBRA coverage) for thirty-six months following the date of the Change in Control, (6) continued use of a Company-provided cellular phone, secretarial assistance, voice mailbox, mail drop service, laptop computer, email account and vehicle and continued coverage under directors and officers liability insurance policy, for thirty-six months after the Change in Control and (7) the right to a cash payment in lieu of receiving shares of Company stock for exercisable options that Mr. Jagodinski is required to surrender.

     Under both the Prior Employment Agreement and the Amended Employment Agreement, Mr. Jagodinski is entitled to receive a gross-up payment for any income taxes owed with respect to any payments or benefits received upon a Change in Control such that the amount he retains after tax is equal to the amount he would have retained had no income tax applied. Under the Prior Employment Agreement, the income tax gross-up applied to all payments and benefits except for the payment of one year of base salary and bonus and the twelve monthly payments equal to one-half of base salary and bonus and, under the Amended Employment Agreement, the income tax gross-up applies to all payments and benefits except payment of earned but unpaid base salary and pro rata bonus and the payments of three times base salary plus his highest bonus earned in any of the five prior fiscal years.

     The Amended Employment Agreement provides that Mr. Jagodinski is also entitled to receive a gross-up payment with respect to any excise taxes under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), incurred with respect to any payments or benefits received from the Company such that the amount he retains after tax is equal to the after-tax amount he would have retained had no excise tax applied.

     In order to comply with Section 409A of the Code, all amounts payable under the Amended Employment Agreement before January 1, 2007 will not be paid earlier than the first business day after December 31, 2006.

     Upon his termination of employment for any reason on or following a Change in Control or in Anticipation of a Change in Control, the Prior Employment Agreement provided that Mr. Jagodinski would not compete against the Company for twelve months from the date of termination of employment. The Amended Employment Agreement contains the same provision except that it applies for an eighteen month period. For purposes of the non-competition covenant of the Amended Employment Agreement, Mr. Jagodinski may not engage or participate in, assist or have an interest in, whether as an officer, director, partner, owner, employee or otherwise, the operation, management or conduct of any business or enterprise that engages in the cotton seed breeding, production and marketing process in the same geographical area with any line of business in which the Company is now engaged.

     The Amended Employment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and the information set forth therein is incorporated by reference into this Current Report.

     On August 23, 2006 and August 24, 2006, the Company entered into a Severance Protection Agreement with each of Kenneth Avery and R.D. Greene, respectively, that provides that, if the respective executive is employed by the Company at the time of a Change in Control (as such term is defined in the agreement) or has been terminated by the Company in anticipation of a Change in Control, then upon a Change in Control, the respective executive will be entitled to receive (1) a lump sum payment equal to (a) earned but unpaid base salary plus a pro rata portion of his highest bonus earned in any of the five prior fiscal years, (b) three times base salary (determined at the time of the Change in Control) plus his highest bonus earned in any of the five prior fiscal years, (c) with respect to Mr. Greene, thirty percent of the sum of base salary (determined at the time of the Change in Control) plus his highest bonus earned in any of the five prior fiscal years and, with respect to Mr. Avery, $30,000, for purposes of obtaining accounting services and (d) the value of the excess of the respective executive's benefit under the Company Retirement Plan if he were to be credited with an additional three years of service and his actual benefit at the time of the Change in Control, and (2) for thirty-six months following the date of the Change in Control, (a) continuation of health and welfare benefits, at the Company's cost (in addition to the right to COBRA coverage) and (b) continued use of Company-provided secretarial assistance, voice mailbox, laptop computer, email account, mail drop service and vehicle.

     Under the Severance Protection Agreement, Mr. Greene is entitled to receive a gross-up payment for any income taxes owed with respect to the payment made with respect to his obtaining accounting services such that the amount he retains after tax is equal to the amount he would have retained had no income tax applied.

     The Severance Protection Agreement provides that Messrs. Avery and Greene are each entitled to receive a gross-up payment on any excise taxes under Section 4999 of the Code, incurred with respect to any payments or benefits received from the Company such that the amount he retains after tax is equal to the after-tax amount he would have retained had no excise tax applied.

     Upon termination of employment for any reason on or following a Change in Control or in anticipation of a Change in Control, the Severance Protection Agreement provides that each respective executive agrees not to compete against the Company for eighteen months from the date of termination of employment. For purposes of the non-competition covenant of the Severance Protection Agreement, the respective executive may not engage or participate in, assist or have an interest in, whether as an officer, director, partner, owner, employee or otherwise, the operation, management or conduct of any business or enterprise that engages in the cotton seed breeding, production and marketing process in the same geographical area with any line of business in which the Company is now engaged.

     The Severance Protection Agreements of Messrs. Avery and Greene are attached as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and the information set forth therein is incorporated by reference into this Current Report.

     On August 21, 2006 and August 24, 2006, the Company entered into a Severance Protection Agreement with each of Charles Dismuke, Jr. and William Hugie, respectively, that provides that, if, within twenty-four months of a Change in Control, the respective executive's employment is terminated by the Company without Cause and other than due to Disability or death, or by the executive for Good Reason (as such capitalized terms are defined in the agreement) or during the thirty-day period following the first anniversary of the Change in Control, the respective executive will be entitled to receive (1) a lump sum payment equal to (a) earned but unpaid base salary plus a pro rata portion of his highest bonus earned in any of the five prior fiscal years, (b) three times base salary (determined at the time of the Change in Control or, if greater, the date of termination of employment) plus his highest bonus earned in any of the five prior fiscal years, (c) $30,000 for purposes of obtaining outplacement services and (d) the value of the excess of the respective executive's benefit under the Company Retirement Plan if he were to be credited with an additional three years of service and his actual benefit at the time of the termination, and (2) for thirty-six months following the date of termination of employment, (a) continuation of health and welfare benefits, at the Company's cost (in addition to the right to COBRA coverage) and (b) continued use of a Company-provided secretarial assistance, voice mailbox, laptop computer, email account, mail drop service and vehicle.

     The Severance Protection Agreement provides that Messrs. Dismuke and Hugie are each entitled to receive a gross-up payment with respect to any excise taxes under Section 4999 of the Code, incurred with respect to any payments or benefits received from the Company such that the amount he retains after tax is equal to the after-tax amount he would have retained had no excise tax applied.

     If Mr. Dismuke or Hugie qualifies as a "specified employee" under
Section 409A of the Code, payments made to the respective executive under the Severance Protection Agreement may be delayed for six months from the date of termination of employment.

     If, during the term of the Severance Protection Agreement and within twenty-four months of a Change in Control, Mr. Dismuke's or Hugie's employment is terminated by the Company for Disability, due to death or by the executive for other than Good Reason and other than during the thirty-day period following the first anniversary of the Change in Control, the respective executive will receive earned but unpaid base salary plus a pro rata portion of his highest bonus earned in any of the five prior fiscal years. If either executive is terminated by the Company for Cause, such executive will only be entitled to earned but unpaid base salary.

     Upon termination of employment for any reason on or following a Change in Control or in anticipation of a Change in Control, the Severance Protection Agreement provides that each respective executive agrees not to compete against the Company for eighteen months from the date of termination of employment. For purposes of the non-competition covenant of the Severance Protection Agreement, the respective executive may not engage or participate in, assist or have an interest in, whether as an officer, director, partner, owner, employee or otherwise, the operation, management or conduct of any business or enterprise that engages in the cotton seed breeding, production and marketing process in the same geographical area with any line of business in which the Company is now engaged.

     The Severance Protection Agreements of Messrs. Dismuke and Hugie are attached as Exhibits 10.4 and 10.5, respectively, to this Current Report on Form 8-K and the information set forth therein is incorporated by reference into this Current Report.

     On August 24, 2006, the Company entered into a Severance Protection Agreement with James H. Willeke that provides that if, within twenty-four months of a Change in Control, Mr. Willeke's employment is terminated by the Company without Cause and other than due to Disability or death, or by Mr. Willeke for Good Reason (as such capitalized terms are defined in the agreement) or during the thirty-day period following the first anniversary of the Change in Control, Mr. Willeke will be entitled to receive (1) a lump sum payment equal to (a) earned but unpaid base salary plus a pro rata portion of his highest bonus earned in any of the five prior fiscal years,
(b) one and one-half times base salary (determined at the time of the Change in Control or, if greater, the date of termination of employment) plus his highest bonus earned in any of the five prior fiscal years, (c) $30,000 for purposes of obtaining accounting services and (d) the value of the excess of Mr. Willeke's benefit under the Company Retirement Plan if he were to be credited with an additional one and one-half years of service and his actual benefit at the time of termination, and (2) continuation of health and welfare benefits, at the Company's cost for twenty-four months following the date of the termination (in addition to the right to COBRA coverage) and continued use of a Company-provided vehicle for eighteen months following the date of the termination.

     The Severance Protection Agreement provides that Mr. Willeke is entitled to receive a gross-up payment with respect to any excise taxes under Section 4999 of the Code, incurred with respect to any payments or benefits received from the Company such that the amount he retains after tax is equal to the after-tax amount he would have retained had no excise tax applied.

     If Mr. Willeke qualifies as a "specified employee" under Section 409A of the Code, payments made to him under the Severance Protection Agreement may be delayed for six months after the termination of employment.

     If, during the term of the Severance Protection Agreement and within twenty-four months of a Change in Control, the employment of Mr. Willeke is terminated by the Company for Disability, due to death or by Mr. Willeke for other than Good Reason and other than during the thirty-day period following the first anniversary of the Change in Control, he will receive earned but unpaid base salary plus a pro rata portion of his highest bonus earned in any of the five prior fiscal years. If Mr. Willeke is terminated by the Company for Cause, he will only be entitled to earned but unpaid base salary.

     Certain other executives of the Company have entered into Severance Protection Agreements that are substantially identical to the agreement entered into by Mr. Willeke.

     The Form of Severance Protection Agreement which Mr. Willeke and certain executives have entered into is attached as Exhibit 10.6 to this Current Report on Form 8-K and the information set forth therein is incorporated by reference into this Current Report.

     The foregoing summary is qualified in its entirety by the text of the applicable grant agreements, copies of which are attached as exhibits to this report.

ITEM 9.01.  EXHIBITS.

10.1 Amended and Restated Employment Agreement, dated August 25, 2006, by and between the Company and W.T. Jagodinski

10.2 Severance Protection Agreement, dated August 23, 2006, by and between the Company and Kenneth M. Avery

10.3 Severance Protection Agreement, dated August 24, 2006, by and between the Company and R.D. Greene

10.4 Severance Protection Agreement, dated August 21, 2006, by and between the Company and Charles R. Dismuke, Jr.

10.5 Severance Protection Agreement, dated August 24, 2006, by and between the Company and William V. Hugie

10.6 Form of Severance Protection Agreement, dated August 24, 2006, by and between the Company and James H. Willeke, and as entered into by and between the Company and certain other executives

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DELTA AND PINE LAND COMPANY

Date: August 21, 2006          By:/s/ Kenneth M. Avery
                                  ---------------------------
                                  Name:   Kenneth M. Avery
                                  Title:  Vice President-
                                          Finance, Treasurer
                                          and Assistant
                                          Secretary

                        DELTA AND PINE LAND COMPANY
                EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                           DATED AUGUST 21, 2006

EXHIBIT  DESCRIPTION                                 METHOD OF
NO.                                                  FILING
-------  ------------------------------------------- ----------------
10.1     Amended and Restated Employment             Filed herewith
         Agreement, dated August 25, 2006, by and between the Company and W.T. Jagodinski

10.2     Severance Protection Agreement, dated       Filed herewith
         August 23, 2006, by and between the
         Company and Kenneth M. Avery

10.3     Severance Protection Agreement, dated       Filed herewith
         August 24, 2006, by and between the
         Company and R.D. Greene

10.4     Severance Protection Agreement, dated       Filed herewith
         August 21, 2006, by and between the
         Company and Charles R. Dismuke, Jr.

10.5     Severance Protection Agreement, dated       Filed herewith
         August 24, 2006, by and between the
         Company and William V. Hugie

10.6     Form of Severance Protection Agreement,     Filed herewith
         dated August 24, 2006, by and between the Company and James H. Willeke, and as entered into by and between the Company and certain other executives